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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)
            -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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                   180 East Fifth Street
                    St. Paul, Minnesota                  55101
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         (Address of principal executive offices)      (Zip Code)
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                                   Eve Kaplan
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0727
            (Name, address and telephone number of agent for service)

                           DVI RECEIVABLES CORP. XVIII
                     (Issuer with respect to the Securities)

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                    Delaware                                     25-1824149
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(State or other jurisdiction of incorporation or    (I.R.S. Employer Identification No.)
                  organization)
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                 2500 York Road                                    18929
                 Jamison, PA
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    (Address of Principal Executive Offices)                     (Zip Code)
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


    UNITS, CONSISTING OF 5.25% SENIOR NOTES DUE 2008 AND WARRANTS TO PURCHASE
                             SHARES OF COMMON STOCK
               12% PAY-IN-KIND SENIOR CONVERTIBLE NOTES DUE 2008
                       (TITLE OF THE INDENTURE SECURITIES)

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

                                    FORM T-1
                                    --------


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                           Comptroller of the Currency
                           Washington, D.C.

              b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                  None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
            TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

               1.   A copy of the Articles of Association of the Trustee.*

               2. A copy of the certificate of authority of the Trustee to commence business.*

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

               4.   A copy of the existing bylaws of the Trustee.*

               5. A copy of each Indenture referred to in Item 4. Not applicable.

               6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

               7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



     *    Incorporated by reference to Registration Number 333-67188.
                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 12th day of November, 2002.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ Eve D. Kaplan
                                                ----------------------
                                                     Eve D. Kaplan
                                                     Vice President




By: /s/ Shannon  M. Rantz
    ------------------------------
    Shannon  M. Rantz
    Asst. Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 12, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Eve D. Kaplan
                                                ---------------------
                                                   Eve D. Kaplan
                                                   Vice President




By:/s/ Shannon  M. Rantz
   --------------------------
       Shannon  M. Rantz
       Asst. Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2002

                                    ($000'S)

                                                          6/30/2002
                                                          ---------------
ASSETS
     Cash and Due From Depository Institutions              $7,701,764
     Federal Reserve Stock                                           0
     Securities                                             30,378,793
     Federal Funds                                             894,653
     Loans & Lease Financing Receivables                   111,796,073
     Fixed Assets                                            1,645,483
     Intangible Assets                                       8,367,221
     Other Assets                                            6,633,874
         TOTAL ASSETS                                     $167,417,861
                                                          ---------------

LIABILITIES
     Deposits                                             $109,744,434
     Fed Funds                                               2,967,542
     Treasury Demand Notes                                           0
     Trading Liabilities                                       205,636
     Other Borrowed Money                                   25,663,586
     Acceptances                                               164,926
     Subordinated Notes and Debentures                       5,332,594
     Other Liabilities                                       4,131,747
                                                          ---------------
     TOTAL LIABILITIES                                    $148,210,465

EQUITY
     Minority Interest in Subsidiaries                        $989,046
     Common and Preferred Stock                                 18,200
     Surplus                                                11,310,529
     Undivided Profits                                       6,889,621
                                                          ---------------
         TOTAL EQUITY CAPITAL                              $19,207,396

TOTAL LIABILITIES AND EQUITY CAPITAL                      $167,417,861
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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Eve D. Kaplan
    --------------------------
        Eve D. Kaplan
        Vice President
Date:  November 12, 2002

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